Exhibit 10.74

NOTE PURCHASE AGREEMENT

THIS NOTE PURCHASE AGREEMENT (“Agreement”) is entered into as of June 30, 2006 between Bulldog Technologies, Inc., a Nevada corporation (the “Company”), and the purchaser who is a signatory hereto, and its successors and assigns (“Purchaser”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act and Rule 506 promulgated thereunder, the Company desires to issue and sell to Purchaser, and Purchaser desires to purchase from the Company, a promissory note of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

1.)            Definitions. The following terms shall have the meanings set forth herein:

(a)           “Commission” shall mean the Securities and Exchange Commission of the United States or any other U.S. federal agency at the time administering the Securities Act.

(b)           “Debenture” refers to that certain secured Promissory Note, in the form attached hereto and incorporated herein by reference as Exhibit A, in the principal dollar amount equal to the Purchase Price purchased by Purchaser and issuable by the Company to Purchaser pursuant hereto.

(c)           “Securities Act” shall mean the Securities Act of 1933, as amended, or any similar United States federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

2.)            Purchase and Sale of Debenture.

(a)           Payment of Purchase Price. Upon execution of this Agreement, Purchaser will pay the purchase price set forth on the Purchaser Signature Page (the “Purchase Price”) to the Company in immediately available funds.

(b)           Sale to Purchasers. Subject to the terms and conditions hereof, upon payment of the Purchase Price, the Company will issue and sell the Debenture to Purchaser. If the terms of this Agreement and the terms of the Debenture conflict, the terms of the Debenture shall prevail.

3.)            Delivery of Debenture. Upon execution of this Agreement by Purchaser and the Company and upon payment of the Purchase Price by Purchaser, the Company will promptly issue the Debenture to Purchaser.

4.)            Purchaser Representations and Warranties. Purchaser represents and warrants to the Company, its directors, officers, employees and agents as follows (by execution hereof, Purchaser acknowledges that the Company is relying upon the accuracy and completeness of the representations contained herein in complying with its obligations under applicable securities laws):

(a)           Purchaser has been advised that (i) the sale of the Debenture to Purchaser has not been registered under the Securities Act on the grounds, among others, that it will be exempt from registration under Section 4(2) of the Securities Act as a transaction not involving a public offering; (ii) reliance upon such exemption or other exemptions is predicated in part on Purchaser’s representation that Purchaser is acquiring such Debenture for investment for the Purchaser’s own account with no present intention of dividing Purchaser’s participation with others or reselling or otherwise distributing the same, and Purchaser alone shall have the full legal and equitable right, title and interest in the Debenture; and (iii) Purchaser’s representations, including the foregoing, are essential to the reliance of the Company upon exemptions from registration or qualification of this transaction or the Debenture under applicable state securities laws.

(b)           Purchaser understands that this transaction has not been scrutinized by the Commission or by any state securities or other authority and, because of the small number of persons purchasing the Debenture and the private nature of the placement, that all documents, records, and books pertaining to this investment have been made available to Purchaser and Purchaser’s representatives, such as attorneys, accountants and/or purchaser representatives.

(c)           Purchaser is purchasing the Debenture for the account of Purchaser for investment purposes only and not with a view to their resale or distribution. Purchaser has no present intention to divide his, her or its participation with others or to resell or otherwise dispose of all or any part of the Debenture. In making these representations, Purchaser understands that, in the view of the Commission, the exemption of the sale of the Debenture from the registration requirements of the Securities Act would not be available if, notwithstanding the representations of Purchaser, Purchaser has in mind merely acquiring the Debenture for resale upon the occurrence or non-occurrence of some predetermined event.

(d)           Purchaser understands that the subsequent transfer of the Debenture will be restricted, and that the effect of the restrictions on the transfer of the Debenture include the facts, among others, that (i)  Purchaser will not have liquidity with respect to the Debenture for an indefinite period of time and in no event less than one year from the date of purchase, and (ii)  Purchaser will be unable to sell, encumber or otherwise transfer the Debenture unless there is an effective registration statement covering such disposition under the Securities Act, and effective registrations and qualifications under applicable state law, or exemptions from such registrations or qualifications under the Securities Act and state law are applicable.

(e)           At such time as Purchaser determines to dispose of all or any part of the Debenture, Purchaser understands that Purchaser must first notify the Company, and that the Company may require an opinion of its attorney, of Purchaser’s attorney, or both, that such disposition will not negate Purchaser’s intent as expressed herein, and that, in view of the exemption claimed, such disposition will be permissible.

(f)            Purchaser recognizes that an investment in the Debenture involves a high degree of risk and that the purchase of the Debenture is a long-term investment. Purchaser has a financial net worth or anticipated income such that satisfaction of the Debenture need not be made in the foreseeable future to satisfy any financial obligation of which Purchaser is or contemplates Purchaser will become subject.

(g)           Purchaser understands that exemptions from the registration and qualification requirements may not be available to Purchaser, and, except as provided in this Agreement, the Company will have no obligation to assist Purchaser in registering or qualifying a disposition of the Debenture or in obtaining or establishing an exemption from such registration or qualification requirements.

(h)           The Purchaser understands that any certificate representing the Debenture will bear legends stating in effect that the issuance or sale of the Debenture has not been registered under the Securities Act or any applicable state securities laws and such legends may refer to the restrictions on transfers and sales contained in this Agreement. Purchaser further understands that a stop-transfer restriction may be placed in the books and records of the Company with respect to the Debenture.

(i)            Purchaser’s purchase of the Debenture is not the result of any general solicitation or general advertising, including, but not limited to:  (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio; and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(j)            Purchaser is an “Accredited Investor” as defined in Rule 501(a) of Regulation D under the Securities Act.

(k)           Purchaser has not been formed solely for the purpose of acquiring the Debenture.

(l)            Purchaser has such knowledge and experience in financial and business matters that Purchaser is capable of evaluating the merits and risks of the investment in the Debenture.

(m)          Purchaser has obtained and reviewed all information regarding the Company and the purchase of the Debenture as Purchaser believes necessary or appropriate. Purchaser has been given access to full and complete information regarding the Company and has utilized such access to its satisfaction for the purpose of obtaining information; and particularly, Purchaser has been given the opportunity to meet with representatives of the Company for the purpose of asking questions of, and receiving answers from, such representatives concerning the Company and the Debenture and to obtain any additional information, to the extent reasonably available. Purchaser acknowledges that it has been provided all of the Company’s publicly available reports and documents filed with the Commission through the date of this Agreement and Purchaser has reviewed, or has had the opportunity to review, all such filings and documents, to the extent deemed appropriate by the Purchaser.

(n)           Purchaser acknowledges and understands that any information provided about the Company’s future plans and prospects is uncertain and subject to all of the uncertainties inherent in future predictions.

(o)           Purchaser understands that nothing in this Agreement or any other material presented to Purchaser in connection with the purchase and sale of the Debenture constitutes legal, tax or investment advice. Purchaser has obtained, to the extent Purchaser deems necessary, personal and professional advice with respect to the risks inherent in the investment in the Debenture in light of Purchaser’s financial condition and investment needs.

(p)           Purchaser understands that:  (i) the Company has engaged legal counsel to represent the Company in connection with the offer and sale of the Debenture; (ii) legal counsel engaged by the Company does not represent Purchaser or Purchaser’s interests; and (iii) Purchaser is not relying on legal counsel engaged by the Company. Purchaser has had the opportunity to engage, and obtain advice from, Purchaser’s own legal counsel with respect to the investment contemplated herein.

(q)           Purchaser certifies, under penalty of perjury, that Purchaser is not subject to the backup withholding provisions of the Internal Revenue Code of 1986, as amended. (Note:  Purchaser is subject to backup withholding if:  (i) Purchaser fails to furnish its Social Security Number or Taxpayer Identification Number herein; (ii) the Internal Revenue Service notifies the Company that Purchaser furnished an incorrect Social Security Number or Taxpayer Identification Number; (iii) Purchaser is notified that it is subject to backup withholding; or (iv) Purchaser fails to certify that it is not subject to backup withholding or Purchaser fails to certify the Purchaser’s Social Security Number or Taxpayer Identification Number.)

(r)            Purchaser’s principal executive offices are located (if an entity), or Purchaser is a resident of the state (if an individual), as set forth on the Purchaser Signature Page hereto.

(s)           During the period from the date Purchaser was first contacted with respect to the potential purchase of the Debenture through the date of the execution of this Agreement by Purchaser, Purchaser did not, directly or indirectly, execute or effect or cause to be executed or effected any short sale, option or equity swap transaction in or with respect to the common stock of the Company or any other derivative security transaction the purpose or effect of which is to hedge or transfer to a third party all or any part of the risk of loss associated with the ownership of the Debenture by Purchaser.

(t)            Upon the consummation of the sale of the Debenture contemplated by this Agreement, no agent, broker, investment banker or other person is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee from Purchaser in connection with any of the transactions contemplated hereby.

5.)            Lack of Availability of Rule 144 Under the Securities Act. Purchaser understands and acknowledges that, except as set forth in Section 6(c), the Company has no obligation to undertake or complete a public sale of the Debenture and that the Debenture will remain subject to the restrictions on transferability described in this Agreement. Purchaser further understands and acknowledges that although the Company currently files periodic reports with the Commission pursuant to the requirements of Sections 13 or 15(d) of the Exchange Act it may not be obligated to file such reports at any time in the future. Purchaser also understands that the Company has not agreed to supply such other information as would be required to enable routine sales of the Company’s common stock to be made under the provisions of certain rules respecting “restricted securities”, including Rule 144 promulgated under the Securities Act by the Commission. Thus, Purchaser has been informed that the Company is not obligated to make publicly available or to provide Purchaser with the information required by Rule 144.

6.)            Representations and Warranties of the Company.  The Debenture to be issued under this Agreement, when paid for and issued in accordance with the terms hereof, shall be duly and validly issued and outstanding, fully paid and non-assessable.

7.)            Confidentiality. Purchaser agrees that, except as provided in this paragraph, all information disclosed by the Company to Purchaser in connection with the sale of the Debenture is material non-public information and shall be considered “Confidential Information.”  Purchaser agrees to maintain the confidential nature of the Confidential Information and to prevent its unauthorized disclosure or dissemination, and agrees not to use the Confidential Information for any purpose other than evaluating the purchase of the Debenture hereunder. Confidential Information shall not, however, include information that is now or subsequently becomes generally known or available as the result of the Company’s publication or filing of such information with the Commission. This Agreement and the provisions hereof shall be Confidential Information, provided that the Company may disclose this Agreement and the terms of this Agreement to the extent reasonably required to comply with the Company’s disclosure obligations under the Exchange Act.

8.)            Miscellaneous Provisions.

(a)           Representations Survive Delivery. The representations, warranties and agreements of the Company and of the Purchaser contained in this Agreement will remain operative and in full force and effect and will survive the receipt of the Purchase Price by the Company, and the issuance to the Purchaser of the Debenture.

(b)           Entire Agreement. This Agreement, together with the Debenture and Security Agreement issued by the Company in favor of Purchaser, contains the entire agreement between the parties with respect to the subject matter hereof and supercedes all prior and contemporaneous arrangements or understandings with respect thereto.

(c)           Correctness of Information; Changes. All of the foregoing information which Purchaser has provided concerning Purchaser, Purchaser’s financial position and Purchaser’s knowledge of financial and business matters, is true, correct and complete as of the date set forth herein.

(d)           Indemnification. Purchaser agrees to indemnify the Company against and to hold the Company harmless from any damage, loss, liability, claim or expense including, without limitation, reasonable attorneys’ fees resulting from or arising out of the inaccuracy or alleged inaccuracy of any of the representations, warranties or statements of Purchaser contained in this Agreement, including without limitation any violation or alleged violation of the registration requirements of the Securities Act or applicable state law in connection with any subsequent sale of the Debenture.

(e)           Additional Information. Purchaser shall supply such additional information and documentation relating to Purchaser and any persons who have any rights or interest in Purchaser as may be requested by the Company in order to ensure compliance by the Company with applicable laws.

(f)            Arbitration. Any dispute regarding this Agreement or Purchaser’s purchase of the Debenture (including without limitation claims pursuant to federal or state securities laws), shall be resolved by arbitration which shall be the sole forum for resolution of any such disputes. Unless otherwise agreed by the parties, any such proceedings shall be brought in the State of New York, pursuant to the Rules and Code of Arbitration of the America Arbitration Association. The foregoing notwithstanding, any party may seek equitable relief from a court of competent jurisdiction.

(g)           Governing Law; Venue; Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York for any relief sought by a party hereto which is not required to be submitted to arbitration in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

(h)           Assignment. This Agreement may not be pledged, assigned or otherwise transferred by Purchaser except by operation of law but all the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforced by the successors in interest of the parties hereto.

(i)            Successors and Assigns. The representations and warranties made by the Purchaser in this Agreement are binding on the Purchaser’s successors and assigns and are made for the benefit of the Company and any other person who may become liable for violations of applicable securities laws as a result of the inaccuracy or falsity of any of the Purchaser’s representations or warranties.

(j)            Notice. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other party:

If to the Company, to:

Bulldog Technologies, Inc.
301-11120 Horseshoe Way
Richmond, British Columbia, Canada V7A 5H7
Attention: CEO

With a copy to:

Ellenoff Grossman & Schole LLP
370 Lexington Avenue, Suite 1900
New York, NY 10017
Attention: Barry Grossman, Esq.

If to a Purchaser, to:

the address set forth on the signature page of this Agreement

(k)           Amendments. No amendment, modification, waiver, discharge or termination of any provision of this Agreement nor consent to any departure by a Purchaser or the Company therefrom shall in any event be effective unless the same shall be in writing and signed by the party to be charged with enforcement, and then shall be effective only in the specific instance and for the purpose for which given.

(l)            Counterparts; Execution. This Agreement may be executed by the Company and by Purchaser in separate and several counterparts, each of which shall be deemed an original. Any signature delivered by facsimile transmission shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties have caused this Note Purchase Agreement to be duly executed and delivered by their proper and duly authorized representatives as of the day and year first above written.

BULLDOG TECHNOLOGIES, INC.

/s/ Robin Wald

Robin Wald, Chief Technology Officer and

Acting Chief Executive Officer

PURCHASER SIGNATURE PAGE

The undersigned Purchaser hereby executes the Note Purchase Agreement with Bulldog Technologies, Inc. (the “Company”) and hereby authorizes this signature page to be attached to a counterpart of such document executed by a duly authorized officer of the Company.

Purchaser:	TRELLUS PARTNERS, LP
Signature	/s/ Adam Usdan
[Print Name]
Its	President

Principal Amount of Debenture (Purchase Price):	$750,000
Name in which Debenture
is to be registered:	Trellus Partners, L.P.
Address of registered holder:	350 Madison Ave — 9th Fl
NY, NY 10017
Social Security or Tax ID No. of registered holder:
Contact name and telephone number regarding
settlement and registration:	Tony Miller, CFO
Name
212-389-8783
Telephone Number